UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2009 (Date of earliest event reported)
Natural Health Trends Corp. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	0-26272 (Commission File Number)	59-2705336 (IRS Employer Identification Number)

2050 Diplomat Drive (Address of principal executive offices)		75234 (Zip Code)
(972) 241-4080 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 14, 2009, Natural Health Trends Corp. issued an earnings release announcing its results for the quarter ended March 31, 2009. The press release is attached hereto as exhibit 99.1

Item 9.01. Financial Statements and Exhibits

Press Release of Natural Health Trends Corp. dated May 14, 2009

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Natural Health Trends Corp. dated May 14, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009	NATURAL HEALTH TRENDS CORP. By: /s/ Gary C. Wallace Gary C. Wallace General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Natural Health Trends Corp. dated May 14, 2009